Waddell & Reed Advisors Funds

Supplement dated June 4, 2012 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2012

and as supplemented May 8, 2012

Effective June 4, 2012, The Bank of New York Mellon will become the custodian and foreign custody manager, respectively, for each Fund. Accordingly, the reference in this Prospectus on page 88 to UMB Bank, n.a., is deleted and replaced with The Bank of New York Mellon, which is located at One Wall Street, New York, NY 10286, effective as of that date.

Supplement	Prospectus	1